Exhibit 99.1

ROBBINS LLP

BRIAN J. ROBBINS (#190264)
brobbins@robbinsllp.com
KEVIN A. SEELY (#199982)
kseely@robbinsllp.com
ASHLEY R. RIFKIN (#246602)
arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122
Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiff

[Additional Counsel on Signature Page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION	)	Case No. 1-13-CV-244718
FUND, Derivatively on Behalf of	)
SYMANTEC CORPORATION,	)
	)	AMENDED STIPULATION OF
Plaintiff,	)	SETTLEMENT
v.	)
)
STEPHEN M. BENNETT, et al.,	)
)
Defendants,	)
-and-)
)
SYMANTEC CORPORATION, a Delaware	)
corporation,	)
)
Nominal Defendant.	)	Judge: Hon. Sunil R. Kulkarni
	)	Dept.: 1
Date Action Filed: April 16, 2013

AMENDED STIPULATION OF SETTLEMENT

This Amended Stipulation of Settlement, dated April 14, 2022 (the "Stipulation"), is made and entered into by and among the following Settling Parties,1 by and through their respective counsel of record: (i) plaintiff Iron Workers Mid-South Pension Fund ("Plaintiff"), individually and derivatively on behalf of nominal defendant NortonLifeLock Inc., formerly known as Symantec Corporation ("Norton" or the "Company"); (ii) Stephen M. Bennett, Stephen E. Gillett, Daniel H. Schulman, Robert S. Miller, V. Paul Unruh, David L. Mahoney, Michael A. Brown, Frank E. Dangeard, Geraldine B. Laybourne, Enrique T. Salem, John W. Thompson, George Reyes, and William T. Coleman (collectively, the "Individual Defendants"); and (iii) nominal defendant Norton. This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims, subject to the terms and conditions set forth herein.

I.	FACTUAL AND PROCEDURAL BACKGROUND

Norton is a global provider of security, storage, and systems management solutions that offers organizations and consumers with secure management for their digital information. Operating in multiple countries, the Company's software and services are designed to protect its customers' digital information against software threats, such as computer viruses.

On June 11, 2012, Norton publicly disclosed that the Company was the subject of federal investigations by the Commercial Litigation Branch of the Department of Justice ("DOJ") Civil Division and the Civil Division of the U.S. Attorney's Office for the District of Columbia ("Government Investigations"). The Government Investigations concerned Norton's compliance with certain provisions of its contract with the U.S. Government (specifically, its U.S. General Services Administration Multiple Award Schedule Contract No. GS-35F-0240T (the "GSA Schedule Contract")), and whether the Company had violated the False Claims Act.

A.       Proceedings in the Related Qui Tam Action

On May 17, 2012, relator Lori Morsell (the "Relator") filed a qui tam complaint against Norton in the U.S. District Court for the District of Columbia on behalf of the United States,

1 All capitalized terms not otherwise defined are defined in section V.1.

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alleging that the Company breached its obligations under the GSA Schedule Contract and violated the False Claims Act. Specifically, the Relator alleged that the Company provided false, incomplete, and inaccurate information to the U.S. government regarding the discounts that Norton offered to other customers, and ultimately overcharged the U.S. government for its products and services. On July 18, 2014, the U.S. government moved to intervene, and the states of Florida and California moved to intervene shortly thereafter (the "Government Action," captioned United States ex rel. Morsell v. NortonLifeLock Inc. (f/k/a Symantec Corp.), No. 1:12-cv-00800 (D.D.C.)).

On March 30, 2020, the court entered an order granting in part and denying in part each party's motion for summary judgment. On August 3, 2021, the court entered an order denying Norton's motion for reconsideration. On July 23, 2021, the Company filed another motion for reconsideration of the court's March 30, 2020 ruling, this time based on an alleged change in controlling authority. On September 10, 2021, the court denied Norton's second motion for reconsideration.

The trial of the Government Action concluded in March 2022 and the parties are currently engaging in post-trial briefing.

B.       Proceedings in this Derivative Action

On August 21, 2012, Plaintiff sent Norton an inspection demand pursuant to 8 Delaware Code section 220 ("220 Demand"), requesting certain of Norton's internal books and records regarding Norton's compliance with the GSA Schedule Contract. Between January 2013 and February 2013, Norton produced books and records in response to Plaintiff's 220 Demand. On April 16, 2014, the Company produced additional books and records responsive to Plaintiff's 220 Demand.

On April 16, 2013, Plaintiff filed this shareholder derivative action on behalf of Norton against certain of the Company's officers and directors for breach of fiduciary duty and unjust enrichment ("Action" or "Derivative Action"). The Derivative Action alleges the Company failed to provide adequate oversight as to its obligations under the GSA Schedule Contract.

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On September 3, 2013, the Court granted the parties' stipulation to stay the Derivative Action pending the conclusion of Government Investigations. On May 15, 2015, the Court ordered that the Derivative Action shall also be stayed pending the conclusion of the Government Action.

Plaintiff and the Company have continued to update the Court on the progress of the Government Investigations and Government Action since September 2013, with joint status reports submitted approximately every 120 days.

C.       Settlement Efforts

Since October 21, 2020, Plaintiff and Norton have been actively engaged in productive discussions aimed at the potential resolution of the Derivative Action.

On October 21, 2020, Plaintiff sent the Company a letter to explore whether the Company was interested in discussing a potential resolution of Plaintiff's Derivative Action. Counsel for the Settling Parties subsequently conferred via telephone and email. On December 3, 2020, Plaintiff served Norton with a letter setting forth a detailed framework for a potential settlement of the Derivative Action ("Settlement Demand"), including an attached slate of proposed corporate reforms. Over the next several months, counsel for the Settling Parties continued to engage in good-faith negotiations regarding a potential resolution of the Derivative Action, which included participating in a number of telephonic conferences and exchanging multiple drafts of the Settlement Demand.

The Settling Parties' extensive negotiations have culminated in the settlement agreement set forth herein ("Settlement"). Subject to approval of the Court, the Settling Parties agree that Plaintiff's Derivative Action and the Released Claims shall be resolved as set forth herein.

II.	PLAINTIFF'S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes that the Action has substantial merit, and Plaintiff's entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Action. However, Plaintiff and Plaintiff's Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiff's Counsel also have taken into account the

AMENDED STIPULATION OF SETTLEMENT

uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff's Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Action.

Plaintiff's Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Norton's press releases, public statements, U.S. Securities and Exchange Commission ("SEC") filings, and securities analysts' reports and advisories about the Company; (ii) reviewing related media reports about the Company; (iii) issuing the 220 Demand on the Company, negotiating for internal books and records regarding the alleged wrongdoing, and reviewing the books and records produced; (iv) researching applicable law with respect to the claims alleged in the Action and potential defenses thereto; (v) preparing and filing the derivative complaint; (vi) conducting damages analyses; (vii) evaluating the merits of, and potential liability in connection with the Government Action; and (viii) negotiating this Settlement with Defendants, including researching corporate governance best practices and negotiating the Reforms.

Based on Plaintiff's Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff's Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Norton. Based upon Plaintiff's Counsel's evaluation, Plaintiff has determined that the Settlement is in the best interests of Norton and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Action. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Norton or its stockholders; committed or engaged in any violation of law or wrongdoing whatsoever; or that

AMENDED STIPULATION OF SETTLEMENT

Plaintiff, Norton or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Action, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Norton and its stockholders. Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Defendants have, therefore, determined that it is in the best interests of Norton for the Action to be settled in the manner and upon the terms and conditions set forth in this Stipulation. Neither this Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to this Stipulation, nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	INDEPENDENT DIRECTOR APPROVAL

Norton, acting through its independent, non-defendant directors, reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in this Stipulation of Settlement, is in the best interests of Norton. Only one of the individual defendants remains a member of the Company's nine-member Board of Directors, which approved this Settlement on behalf of the Company.

V.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the undersigned counsel for the Settling Parties herein, in consideration of the benefits flowing to the parties from the Settlement, and subject to the approval of the Court, that the claims asserted in the Action and the Released Claims shall be finally and fully compromised, settled, and released, and the Action shall be dismissed with prejudice and with full preclusive effect as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as set forth below.

AMENDED STIPULATION OF SETTLEMENT

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1        "Action" means this derivative action styled as Iron Workers Mid-South Pension Fund v. Bennett, et al., Case No. 1-13-CV-244718.

1.2      "Court" means Superior Court of the State of California, County of Santa Clara.

1.3      "Current Shareholders" means any Person who owned Norton common stock as of December 16, 2021 (the date the Settling Parties executed the original Stipulation of Settlement) and continues to hold their Norton common stock as of the date of Settlement Hearing, excluding the Individual Defendants, the officers and directors of Norton, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.4      "Defendants" means, collectively, nominal defendant Norton and the Individual Defendants.

1.5      "Defendants' Counsel" means Wilson Sonsini Goodrich & Rosati, P.C.

1.6       "Effective Date" means the date by which the events and conditions specified in paragraph 6.1 of this Stipulation have been met and have occurred.

1.7      "Final" means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit E attached hereto:

(1)  the expiration of the time to file a notice of appeal from the Judgment; or (2) if an appeal has been filed, the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the court of appeal's decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an "appeal" shall not include any appeal that concerns only the issue of attorneys' fees and expenses or the payment of a service award. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys' fees, costs, or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

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1.8        "Government Action" means the qui tam action captioned as United States ex rel. Morsell v. NortonLifeLock Inc. (f/k/a Symantec Corp.), No. 1:12-cv-00800 (D.D.C.).

1.9      "Individual Defendants" means Stephen M. Bennett, Stephen E. Gillett, Daniel H. Schulman, Robert S. Miller, V. Paul Unruh, David L. Mahoney, Michael A. Brown, Frank E. Dangeard, Geraldine B. Laybourne, Enrique T. Salem, John W. Thompson, George Reyes, and William T. Coleman.

1.10    "Judgment" means the Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

1.11    "Notice" means the Amended Notice of Proposed Settlement and of Settlement Hearing, substantially in the form attached hereto as Exhibit C.

1.12    "Person" means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.13    "Plaintiff" means Iron Workers Mid-South Pension Fund.

1.14    "Plaintiff's Counsel" means Robbins LLP.

1.15   "Norton" or the "Company" means nominal defendant NortonLifeLock Inc. (formerly known as Symantec Corporation), a Delaware corporation, and its affiliates, subsidiaries, predecessors, successors, and assigns.

1.16   "Related Persons" means: (i) with regard to each Individual Defendant, the Individual Defendants' spouses, marital communities, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns or other individual or entity in which any Individual Defendant has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns; and (ii) with regard to Norton, all past or present agents,

AMENDED STIPULATION OF SETTLEMENT

officers, directors, attorneys, accountants, auditors, advisors, insurers, co-insurers, reinsurers, partners, controlling shareholders, joint venturers, related or affiliated entities, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, and assigns for Norton.

1.17   "Released Claims" means any and all actions, suits, claims, demands, losses, debts, rights, liabilities, and causes of action of every nature, including both known and Unknown Claims (as defined in paragraph 1.24 below), fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that (i) have been or could have been or in the future might be asserted derivatively by Plaintiff as a stockholder of Norton, or any other Norton stockholder, or any other Person acting or purporting to act derivatively on behalf of Norton against the Released Persons, and which arise out of, or are related to, or based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Action, including the Board of Directors' oversight of the activities underlying the allegations in the Government Action; or (ii) arise from or relate to the Settlement, provided, however, that the Released Claims shall not include any claims by Norton, any of its current or former directors, officers, employees, or any other Person for coverage under an insurance policy against the insurer(s) under such policy and that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Excluded from the term "Released Claims" are: (i) all claims alleged in the Government Action against the Company, but Released Claims includes all derivative claims arising out of or related to the Government Action; and (ii) all derivative claims alleged, or which arise out of or are related to the allegations set forth in the pending derivative action titled, In re Symantec Corporation Stockholder Derivative Litigation, Consol. C.A. No. 2019-0224-JTL (Del. Ch.).

1.18    "Released Persons" means collectively, Norton, the Individual Defendants, and their Related Persons. "Released Person" means, individually, any of the Released Persons.

AMENDED STIPULATION OF SETTLEMENT

1.19   "Releasing Parties" means Plaintiff (both individually and derivatively on behalf of Norton), all other Norton shareholders acting or purporting to act on behalf of Norton, Plaintiff's Counsel, and Norton. "Releasing Party" means, individually, any of the Releasing Parties.

1.20    "Settlement" means the settlement and compromise of the Action as provided for herein.

1.21     "Settlement Hearing" means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.

1.22    "Settling Parties" means, collectively, Plaintiff and Defendants. "Settling Party" means, individually, any of the Settling Parties.

1.23    "Summary Notice" means the Amended Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit D.

1.24   "Unknown Claims" means any Released Claim(s) which Plaintiff or Defendants do not know of or suspect to exist in his, her, or its favor at the time of the release of the Released Persons. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties and Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known

AMENDED STIPULATION OF SETTLEMENT

or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge, and all Norton stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of this Stipulation of which this release is a part, and was relied upon by each and all of the Defendants in entering into the Settlement.

2.	Terms of the Settlement

2.1         As a result of the filing, prosecution, and settlement of the Action, Norton shall, within 60 days of the Effective Date, ensure adherence to the corporate governance reforms as provided for in Exhibit A attached hereto. Norton and the Individual Defendants acknowledge and agree that the corporate governance reforms identified in Exhibit A confer substantial benefits upon Norton and its shareholders. Norton also acknowledges that the prosecution and settlement of the Action was a substantial and material factor in their agreement to adopt and/or maintain the corporate governance reforms set forth in Exhibit A.

3.	Approval and Notice

3.1       Promptly after execution of this Stipulation, the Settling Parties shall submit this Stipulation together with its exhibits to the Court and shall jointly apply for entry of an order (the "Preliminary Approval Order"), substantially in the form of Exhibit B attached hereto, requesting: (i)  preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing notice of the Settlement to Current Shareholders; and (iii) a date for the Settlement Hearing.

3.2     Notice to Current Shareholders shall consist of the Amended Notice of Pendency and Proposed Settlement of Shareholder Derivative Action ("Notice"), which includes the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit C, as well as the Amended Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action ("Summary Notice"), substantially in the form attached hereto as Exhibit D.

AMENDED STIPULATION OF SETTLEMENT

3.3         Norton shall undertake the administrative responsibility for giving notice to Current Shareholders and shall be solely responsible for paying the costs and expenses related to providing such notice to its shareholders. Within ten (10) business days after the entry of the Preliminary Approval Order, Norton shall cause the Stipulation of Settlement and Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, and Norton shall publish the Summary Notice one time in the national edition of Investors' Business Daily. Norton shall also publish the Stipulation of Settlement and Notice on an Internet page that Norton shall create for this purpose, which shall be accessible via a link on the "Investors" page of Norton's website, the address of which shall be contained in the Notice and Summary Notice. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by Norton. The Settling Parties believe the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to Current Shareholders pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants' Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice and Summary Notice. Pending the Court's determination as to final approval of the Settlement, Plaintiff is barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any of the Released Persons. The Settling Parties will request the Court to order (in the Preliminary Approval Order) that, pending final determination of whether the Settlement should be approved by the Court, Plaintiff and all Norton stockholders are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against Defendants or any of the Released Persons.

3.4         The Settling Parties and their attorneys agree to use their individual and collective best efforts to obtain Court approval of the Settlement. The Settling Parties and their attorneys further agree to use their individual and collective best efforts to effect, take, or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to consummate and make effective, as

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promptly as practicable, the Settlement provided for hereunder and the dismissal of the Derivative Action.

4.            Attorneys' Fees and Reimbursement of Expenses

4.1         Defendants acknowledge and agree that Plaintiff's Counsel is entitled to a fee award. Subject to the terms and conditions of the Stipulation, and subject to Court approval, the Company has agreed to pay Plaintiff's Counsel attorneys' fees and expenses in the total amount of $450,000 (the "Fee and Expense Amount"). The independent non-defendant directors of the Company's Board, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount. Plaintiff and Plaintiff's counsel will not be entitled to any other payment beyond the Fee and Expense Amount. Except as otherwise provided herein, each of the Settling Parties shall bear his, her, or its own fees and costs and neither the Company nor any other Released Person shall have any obligations with respect to Plaintiff's Counsel's fees and/or expenses beyond the Fee and Expense Amount. Any failure of the Court to approve a request for the Fee and Expense Amount in whole or in part shall not affect the remainder of the Settlement.

4.2         No fees or expenses shall be paid to Plaintiff's Counsel pursuant to the Settlement in the absence of approval by the Court of a complete release of all Released Persons, substantially in the form of Section 5 herein. This section shall be immediately binding on the Settling Parties.

4.3         The Fee and Expense Amount or such other amount as may be awarded by the Court (the "Fee and Expense Award") shall constitute final and complete payment for Plaintiff's attorneys' fees and expenses that have been incurred or will be incurred in connection with the Action. The Company shall pay the Fee and Expense Amount into an escrow account controlled by Plaintiff's Counsel within twenty (20) business days of the entry of an order from the Court preliminarily approving the settlement (and upon provision by Plaintiff's Counsel of all required funding information and tax identification numbers). The Fee and Expense Amount shall be immediately releasable upon entry of an order granting final approval of the Settlement and approving the Fee and Expense Amount or such other amount as may be awarded by the Court, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the settlement or any part thereof. Plaintiff's Counsel shall be

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obligated to make refunds or repayment of such applicable amount received if any specified condition to the Settlement is not satisfied or, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the Court's approval of the Settlement is reversed, or the Fee and Expense Amount is reduced or reversed, or the Effective Date for any reason does not occur. In the event that the Judgment fails to become Final as defined in paragraph 1.7 herein, then Plaintiff's Counsel shall be obligated to make appropriate refunds or repayments to the Company of any attorneys' fees and expenses previously paid within fifteen (15) business days from receiving notice from Defendants' Counsel of written payment instructions and tax information.

4.4         The Settling Parties further stipulate that Plaintiff's Counsel may apply to the Court for a service award of up to $2,000 for Plaintiff, only to be paid upon Court approval, and to be paid from Plaintiff's Counsel's Fee and Expense Amount in recognition of Plaintiff's participation and effort in the prosecution of the Action. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Neither Norton nor any of the Individual Defendants shall be liable for any portion of any service award.

5.            Releases

5.1         Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.2         Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff's Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims.

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Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

6.            Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

6.1         The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:

a.     Board approval of the Settlement, which Norton's counsel represents has already been accomplished;

b.     Court approval of the Settlement and approval of the content and method of providing Notice of the proposed Settlement to Current Shareholders, and the subsequent dissemination of the Notice to Current Shareholders;

c.     Court entry of the Judgment, in all material respects in the form set forth as Exhibit E annexed hereto, approving the Settlement and dismissing the Action with prejudice, without awarding costs to any party, except as provided herein; and

d.     the passing of the date upon which the Judgment becomes Final.

6.2         If any of the conditions specified above in paragraph 6.1 are not met, then this Stipulation shall be canceled and terminated subject to paragraph 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.

6.3         If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated or fails to become Final in accordance with its terms: (a) all Settling Parties and Released Persons shall be restored to their respective positions in the Action as of December 16, 2021; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiff's Counsel shall be refunded and returned within fifteen (15) business days from receiving notice from Defendants' Counsel of written payment instructions and tax information; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other

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action or proceeding. In such event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose.

7.            Miscellaneous Provisions

7.1         The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of this Stipulation.

7.2         Plaintiff and Plaintiff's Counsel represent and warrant that none of Plaintiff's claims referred to in this Stipulation or that could have been alleged in the Derivative Action have been assigned, encumbered, or in any manner transferred in whole or in part.

7.3         In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact.

7.4         The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Action. The Settlement comprises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel.

7.5         Each of the Individual Defendants expressly denies and continues to deny all allegations of wrongdoing or liability against himself or herself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Action. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (i) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of any fault, wrongdoing, or liability of the Defendants or of the validity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any civil, criminal, administrative, or other proceeding whatsoever, including before any court, administrative agency,

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or other tribunal, except to enforce this Settlement. The Released Persons may file this Stipulation and/or the Judgment in any action brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.6         This Stipulation may be modified or amended only by a writing signed by the signatories hereto. The waiver by any Settling Party of any provision or the breach of this Stipulation shall not be deemed a waiver of any other provision or breach of this Stipulation.

7.7         This Stipulation shall be deemed drafted equally by all Settling Parties.

7.8         This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties.

7.9         No representations, warranties, or inducements have been made to any of the Settling Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

7.10      Each counsel or other Person executing this Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so.

7.11      The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.12      This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral and written agreements and discussions.

7.13      In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

7.14      This Stipulation may be executed in one or more counterparts, including by signature transmitted by facsimile or e-mailed PDF files. Each counterpart, when so executed, shall be deemed to be an original, and all such counterparts together shall constitute the same instrument.

AMENDED STIPULATION OF SETTLEMENT

7.15      This Stipulation shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State's choice of law principles.

7.16      The Court shall retain jurisdiction to implement and enforce the terms of the Stipulation and the Court's Judgment and to consider any matters or disputes arising out of or relating to the Settlement, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and Judgment, and for matters or disputes arising out of or relating to the Settlement.

IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed by their duly authorized attorneys.

DATED: April 14, 2022	ROBBINS LLP
BRIAN J. ROBBINS
KEVIN A SEELY
ASHLEY R. RIFKIN

/s/ Ashley R. Rifkin
ASHLEY R. RIFKIN

5040 Shoreham Place
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
brobbins@robbinsllp.com
kseely@robbinsllp.com
arifkin@robbinsllp.com

THE WARNER LAW FIRM
PAUL T. WARNER
11123 McCracken Circle, Suite A
Cypress, TX 77429
Telephone: (281) 664-7777
Facsimile: (281) 664-7774

ROBEIN, URANN, SPENCER, PICARD &
CANGEMI APLC
MARIA CANGEMI
2540 Severn Avenue, Suite 400

AMENDED STIPULATION OF SETTLEMENT

Metairie, LA 70002
Telephone: (504) 885-9994
Facsimile: (504) 885-9969

Attorneys for Plaintiff Iron Workers Mid-South Pension Fund

Dated: April 14, 2022	WILSON SONSINI
GOODRICH & ROSATI, P.C.
KATHERINE L. HENDERSON

/s/ Katherine L. Henderson
KATHERINE L. HENDERSON
One Market Plaza, Suite 3300
San Francisco, CA 94105
Telephone: (415) 947-2065
Facsimile: (650) 565-5100

WILSON SONSINI
GOODRICH & ROSATI, P.C.
WILLIAM B. CHANDLER III
222 Delaware Avenue, Suite 800
Wilmington DE 19801
Telephone: (302) 304-7600
Facsimile: (866) 974-7329

Attorneys for Nominal Defendant
NortonLifeLock Inc. and Individual Defendants Stephen M. Bennett, Stephen E. Gillett, Daniel H. Schulman, Robert S. Miller, V. Paul Unruh, David L. Mahoney, Michael A. Brown, Frank E. Dangeard, Geraldine B. Laybourne, John W. Thompson, William T. Coleman, George Reyes, and Enrique T. Salem

AMENDED STIPULATION OF SETTLEMENT

EXHIBIT      A

CONFIDENTIAL
SETTLEMENT COMMUNICATION

EXHIBIT A

NORTON LIFELOCK INC. COPORATE GOVERNANCE REFORMS

The Board of Directors (the "Board") of Norton Lifelock, Inc., fka Symantec Corporation ("Norton" or the "Company") has agreed to adopt or maintain the following corporate governance reforms (the "Reforms"). The Company shall implement and/or maintain the Reforms described below for four (4) years from the Effective Date of the Settlement of the Derivative Action, as defined in the Stipulation and Agreement of Settlement; provided, however, that a majority of the independent directors of the Board may adopt a substitute policy, procedure or control designed to accomplish the goals of the measures that are the subject of this agreement if a majority of the independent directors of the Board determines in a good faith exercise of their business judgment that a policy, procedure or control is unexpectedly and unnecessarily inefficient and expensive, or conflicts with any law, regulation or rule to which the Company is subject.

I.	CHIEF COMPLIANCE OFFICER

•	The Company shall maintain designation of a current employee to serve as the Chief Compliance Officer ("CCO"). The CCO shall be charged with maintaining and, as necessary, developing compliance procedures.

•	The CCO shall also be responsible for annually assessing the adequacy of the Company's compliance procedures, and proposing enhancements thereto, as necessary. The CCO shall meet with the Company's independent registered public accounting firm on at least an annual basis and discuss any observations by the accounting firm of any compliance risks that may adversely affect the Company in a material way. At least one meeting between the CCO and the independent registered public accounting firm must be free from other senior-level management.

•	The Company agrees to adopt a formal policy with a specified cadence for reporting by the CCO into the Audit Committee, and Ethics and Compliance Steering Committee, on areas of key compliance risk for the Company. This policy shall require, among other things:

1.	the CCO shall provide periodic reports to the Audit Committee and Ethics and Compliance Steering Committee summarizing areas of compliance risk for the Company, including any material compliance issues and/or risk exposures; and

2.	in the event there is any material compliance issue, the Company shall develop a remediation plan for resolving such issue, and the CCO shall provide periodic updates to the Audit Committee and Ethics and Compliance

1

Steering Committee regarding implementation of the remediation plan, and the status of such compliance issue.

II.	COMPLIANCE RELATED TO GOVERNMENT CONTRACTS

•	The Company will conduct an annual assessment of risk related to government contracting and FCA compliance, evaluating both current legal requirements and current business practices.

•	The findings from the annual assessment will be reported in writing to the CCO annually. The CCO shall promptly provide any material findings to the Audit Committee and Ethics and Compliance Steering Committee. The CCO will determine whether any additional compliance training or other procedures, including retention of outside experts in FCA compliance, are needed to address evolving FCA risk.

•	If there is any evolving FCA compliance issue, the CCO shall consult with outside experts in FCA compliance, as needed, to develop a remediation plan for resolving such issue, and shall provide quarterly updates to the Audit Committee and Ethics and Compliance Steering Committee regarding implementation of the remediation plan, and the status of such FCA compliance issue.

III.	AUDIT COMMITTEE CHARTER

•	The Audit Committee Charter will continue to include the following:

1.	The Audit Committee shall, at all times, consist of independent directors as defined by applicable rules and requirements of NASDAQ;

2.	The Audit Committee shall meet no fewer than four (4) times annually; and

3.	The duties and responsibilities of the Audit Committee shall include Risk Management consisting of:

▪	Review and discuss with management, on a periodic basis, the Company's practices with respect to risk identification, assessment, monitoring, and risk management and mitigation, with an emphasis on significant business risks of the Company, including financial, privacy, operational, compliance, physical security, legal and other key business risks, except as to those risks for which oversight has been assigned to other committees of the Board or retained by the Board.

▪	Review and discuss with management on a periodic basis, the adequacy and effectiveness of the Company's cyber security and information security policies and practices, including the internal controls regarding cyber and information security.

2

▪	Review with management and members of internal audit the Company's business continuity and disaster preparedness planning.

▪	Review with management and members of internal audit any regulatory developments that could impact the Company's risk identification, assessment, monitoring, and risk management and mitigation.

IV.	MANAGEMENT DISCLOSURE COMMITTEE

The Company shall continue to maintain a Disclosure Committee with a formal charter that provides for the following:

•	The Disclosure Committee members shall consist of at least one member who is an attorney knowledgeable about the rules and regulations of the SEC and at least one member who is knowledgeable about Generally Accepted Accounting Principles and financial reporting.

•	The responsibilities of the Disclosure Committee shall be to:

(a)	identify, design and establish disclosure controls and procedures (which may include procedures currently being used by the Company) to enable the Company to collect information about the Company, assess the information in light of applicable disclosure requirements and make appropriate and timely disclosures;

(b)	evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of each fiscal quarter;

(c)	identify responsibilities for the preparation and review of the Company's periodic reports;

(d)	review the Company's periodic reports to be filed with the Securities and Exchange Commission (the "SEC");

(e)	report to the Senior Officers all relevant information with respect to the proceedings of the Committee, the preparation of the periodic reports, and the Committee's evaluation of the effectiveness of the Company's disclosure controls and procedures; and

(f)	each provide certifications to the Senior Officers prior to the filing with the SEC of each periodic report that such member:

(i)	is familiar with his/her responsibilities as a member of the Committee;

(ii)	has performed all of his/her responsibilities as a member of the Committee, including the review of the periodic report and evaluation of the Company's disclosure controls and procedures;

3

(iii)	is not aware of any untrue statement of a material fact contained in the periodic report, or any omission of a material fact necessary to make a statement contained in the periodic report not misleading;

(iv)	believes the financial statements and other financial information contained in the periodic report fairly present in all material respects the financial condition, results of operations and cash flows of the Company for the periods presented in the periodic report;

(v)	has disclosed any known significant deficiency or material weakness in the design or operation of the Company's internal control over financial reporting;

(vi)	has disclosed any changes in the Company's internal control over financial reporting occurring during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

(vii)	has disclosed any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

(viii)	such other matters requested by the Senior Officers.

V.	WHISTLEBLOWER POLICY

•	The Company's Code of Conduct shall continue to expressly encourage employees and other interested parties to report possible violations of the Company's Code of Conduct, internal controls procedures, laws or regulations, or other potentially improper conduct. The Code of Conduct shall also continue to provide that retaliation of any kind against an employee for reporting possible misconduct is prohibited, and will result in immediate disciplinary action, up to and including termination.

•	The Company shall continue to maintain a publicly-available ethics hotline that is available to those who wish to ask questions about or report potential violations of the Code of Conduct, other policies, regulations or laws. Reports made on the hotline shall be investigated by the CCO under the supervision of the Audit Committee.

•	A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing and maintained for a period of not less than seven years.

•	The Company shall, upon request, make available to its external auditor a log of the complaints received and investigation results in connection with each annual audit.

4

EXHIBIT B

ROBBINS LLP

BRIAN J. ROBBINS (#190264)
brobbins@robbinsllp.com
KEVIN A. SEELY (#199982)
kseely@robbinsllp.com
ASHLEY R. RIFKIN (#246602)
arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION	)	Case No. 1-13-CV-244718
FUND, Derivatively on Behalf of	)
SYMANTEC CORPORATION,	)
	)	[PROPOSED] PRELIMINARY APPROVAL
Plaintiff,	)	ORDER
v.	)
)
STEPHEN M. BENNETT, et al.,	)	EXHIBIT B
)
Defendants,	)
-and-)
)
SYMANTEC CORPORATION, a Delaware	)
corporation,	)
	)	Judge: Hon. Sunil R. Kulkarni
Nominal Defendant.	)	Dept.: 1
	)	Date Action Filed: April 16, 2013

[PROPOSED] PRELIMINARY APPROVAL ORDER

WHEREAS, Plaintiff has made an unopposed motion for an order: (i) preliminarily approving the proposed settlement (the "Settlement") of the above-captioned shareholder derivative (the "Action") action brought on behalf of NortonLifeLock Inc., formerly known as Symantec Corporation ("Norton" or the "Company"), in accordance with the Amended Stipulation of Settlement dated April 14, 2022 (the "Stipulation")1; and (ii) approving the form and manner of the notice of the Settlement.

WHEREAS, the Court has: (i) read and considered Plaintiff's Unopposed Motion for Preliminary Approval of Shareholder Derivative Settlement together with the accompanying Memorandum of Points and Authorities; and (ii) read and considered the Stipulation, as well as all the exhibits attached thereto, and all the Parties have consented to the entry of this Preliminary Approval Order;

WHEREAS, the Court preliminarily finds, subject to further consideration at the Settlement Hearing described below, that the proposed Settlement, including the terms and conditions for settlement and dismissal with prejudice of the Action, should be approved as being fair, reasonable, adequate, and in the best interests of Norton and Norton shareholders; and

WHEREAS, the Court also finds, upon a preliminary evaluation, that Norton shareholders should be apprised of the Settlement through the proposed form of notice, allowed to file objections, if any, thereto, and appear at the Settlement Hearing.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:

1.                This Court, for purposes of this Preliminary Approval Order, adopts the definitions set forth in the Stipulation.

2.                This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties to the Action.

[1]	Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

[PROPOSED] PRELIMINARY APPROVAL ORDER

3.               This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate.

4.                A hearing shall be held on                               , 2022, at         _.m., before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 (the "Settlement Hearing"), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Judgment finally approving the Settlement, substantially in the form of Exhibit E attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims against the Released Persons; (iii) whether the agreed-to Fee and Expense Amount (and Plaintiff's service award to be paid out of the Fee and Expense Amount) should be approved; and (iv) such other matters as the Court may deem appropriate.

5.              The Court finds that the form, substance, and dissemination of information regarding the proposed Settlement in the manner set out in this Preliminary Approval Order constitutes the best notice practicable under the circumstances and complies fully with applicable law and due process.

6.               Within ten (10) business days after the entry of this Preliminary Approval Order, Norton shall cause the Stipulation and Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, Norton shall publish the Summary Notice one time in the national edition of Investor's Business Daily, and Norton shall also publish the Stipulation and Notice on an internet page that Norton shall create for this purpose, which shall be accessible via a link on the "Investors" page of Norton's website, the address of which shall be contained in the Notice and Summary Notice.

7.                All costs incurred in the filing and publication of the Notice and Summary Notice shall be paid by Norton, and Norton shall undertake all administrative responsibility for the filing and publication of the Notice and Summary Notice.

8.                At least twenty-two (22) calendar days prior to the Settlement Hearing, Defendants' Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing,

[PROPOSED] PRELIMINARY APPROVAL ORDER

publishing, and posting the Notice and Summary Notice as provided for in paragraph 6 of this Preliminary Approval Order.

9.               All Norton shareholders shall be subject to and bound by the provisions of the Stipulation and the releases contained therein, and by all orders, determinations, and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Norton shareholders.

10.            Pending final determination of whether the Settlement should be approved, Plaintiff, Plaintiff's Counsel, and any Norton shareholders or other Persons, derivatively on behalf of Norton, are barred and enjoined from commencing or prosecuting, or in any way instigating or participating in the commencement or prosecution of, any action or proceeding asserting any Released Claims against any of the Released Persons in any court or tribunal.

11.            Any Current Shareholder may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered hereon, or the Fee and Expense Amount or service award should not be awarded.

12.             Any Current Shareholder may file with the Court a written notice of objection stating all supporting bases and reasons for the objection, and setting forth proof of current ownership of Norton stock and ownership of Norton stock as of December 16, 2021 as well as a statement as to when such stock ownership was acquired. At least fourteen (14) calendar days prior to the Settlement Hearing set for                               , 2022, any such person must file the written objection(s) and corresponding materials with the Clerk of the Court, Superior Court of the State of California County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 and serve such materials by that date, to each of the following Settling Parties' counsel:

[PROPOSED] PRELIMINARY APPROVAL ORDER

Counsel for Plaintiff:	Counsel for Defendants:

ROBBINS LLP	WILSON SONSINI
ASHLEY R. RIFKIN	GOODRICH & ROSATI, P.C.
5040 Shoreham Place	KATHERINE L. HENDERSON
San Diego, CA 92122	One Market Plaza, Suite 3300
Telephone: (619) 525-3990	San Francisco, CA 94105
Facsimile: (619) 525-3991	Telephone: (415) 947-2065
arifkin@robbinsllp.com	Facsimile: (650) 565-5100
khenderson@wsgr.com

13.             Any Current Shareholder may also appear and object at the Settlement Hearing without submitting a written objection.

14.            Any Person or entity who fails to appear or object in the manner provided herein, whether by filing a written objection and/or appearing at the Settlement Hearing, shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and service award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered and the releases to be given as set forth in the Stipulation.

15.            Plaintiff shall file the motion for final approval of the Settlement at least twenty-one (21) calendar days prior to the Settlement Hearing. If there is any written objection to the Settlement, Plaintiff shall file a response to the objection(s) at least seven (7) calendar days prior to the Settlement Hearing.

16.            All proceedings in the Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of this Preliminary Approval Order.

17.            This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current Shareholders.

18.            Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (ii) is intended by

[PROPOSED] PRELIMINARY APPROVAL ORDER

the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that if finally approved, the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law.

19.             The Court reserves: (i) the right to approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Shareholders; and (ii) the right to continue or adjourn the Settlement Hearing from time to time or by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Shareholders.

IT IS SO ORDERED.

DATED:
HONORABLE SUNIL R. KULKARNI
SUPERIOR COURT JUDGE

[PROPOSED] PRELIMINARY APPROVAL ORDER

EXHIBIT C

ROBBINS LLP

BRIAN J. ROBBINS (#190264)

brobbins@robbinsllp.com

KEVIN A. SEELY (#199982)

kseely@robbinsllp.com

ASHLEY R. RIFKIN (#246602)

arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION	)	Case No. 1-13-CV-244718
FUND, Derivatively on Behalf of	)
SYMANTEC CORPORATION,	)
	)	AMENDED NOTICE OF PENDENCY AND
Plaintiff,	)	PROPOSED SETTLEMENT OF
v.	)	SHAREHOLDER DERIVATIVE ACTION
)
STEPHEN M. BENNETT, et al.,	)
	)	EXHIBIT C
Defendants,	)
-and-)
)
SYMANTEC CORPORATION, a Delaware	)
corporation,	)
	)	Judge: Hon. Sunil R. Kulkarni
Nominal Defendant.	)	Dept.: 1
	)	Date Action Filed: April 16, 2013

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:	ALL OWNERS OF THE COMMON STOCK OF NORTONLIFELOCK INC., FORMERLY KNOWN AS SYMANTEC CORPORATION ("NORTON" OR THE "COMPANY") CURRENTLY AND AS OF DECEMBER 16, 2021 ("CURRENT SHAREHOLDERS"):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A NORTON SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT OR THE AMOUNT OF ATTORNEYS' FEES AND EXPENSES DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Superior Court of the State of California, County of Santa Clara (the "Court"), that a proposed settlement (the "Settlement")1 has been reached by the parties to the above-captioned shareholder derivative action (the "Action") brought on behalf and for the benefit of Norton.

As explained below, a hearing will be held on                           , 2022 at            .m., before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 (the "Settlement Hearing"), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Action, including the dismissal of the Action with prejudice. For a more detailed statement of the matters involved in the Action, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court's office, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113. The Stipulation is also available for viewing on the website of Norton at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

1 All capitalized terms herein have the same meanings as set forth Settling Parties' Amended Stipulation of Settlement dated April 14, 2022 (the "Stipulation"), which is available for viewing on the website of Norton at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and settlement of the Action.

THERE IS NO CLAIMS PROCEDURE. This case was brought to protect the interests of Norton. The Settlement will result in changes to the Company's corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	THE ACTION

The Action is brought by Plaintiff solely on behalf of and for the benefit of Norton and against the Individual Defendants. The derivative claims arise from the Individual Defendants' alleged breaches of fiduciary duties and unjust enrichment in connection with their failure to provide adequate oversight as to Norton's compliance with certain provisions of its contract with the U.S. Government (specifically, its U.S. General Services Administration Multiple Award Schedule Contract No. GS-35F-0240T (the "GSA Schedule Contract")). Specifically, the Action concerns whether the Company provided false, incomplete, and inaccurate information to the U.S. government regarding the discounts that Norton offered to other customers, and ultimately overcharged the U.S. government for its products and services.

On May 17, 2012, relator Lori Morsell (the "Relator") filed a qui tam complaint against Norton in the U.S. District Court for the District of Columbia on behalf of the United States, alleging that the Company breached its obligations under the GSA Schedule Contract and violated the False Claims Act. On July 18, 2014, the U.S. government moved to intervene, and the states of Florida and California moved to intervene shortly thereafter (the "Government Action," captioned United States ex rel. Morsell v. NortonLifeLock Inc. (f/k/a Symantec Corp.), No. 1:12-cv-00800 (D.D.C.)). The trial of the Government Action concluded in March 2022 and the parties are currently engaging in post-trial briefing.

II.	PLAINTIFF'S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes that the Action has substantial merit, and Plaintiff's entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

concerning the relative strength or merit of the claims alleged in the Action. However, Plaintiff and Plaintiff's Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiff's Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff's Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Action.

Plaintiff's Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Norton's press releases, public statements, U.S. Securities and Exchange Commission ("SEC") filings, and securities analysts' reports and advisories about the Company; (ii) reviewing related media reports about the Company; (iii) issuing the 220 Demand on the Company, negotiating for internal books and records regarding the alleged wrongdoing, and reviewing the books and records produced; (iv) researching applicable law with respect to the claims alleged in the Action and potential defenses thereto; (v) preparing and filing the derivative complaint; (vi) conducting damages analyses; (vii) evaluating the merits of, and potential liability in connection with the Government Action; and (viii)   negotiating this Settlement with Defendants, including researching corporate governance best practices and negotiating the Reforms.

Based on Plaintiff's Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff's Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Norton. Based upon Plaintiff's Counsel's evaluation, Plaintiff has determined that the Settlement is in the best interests of Norton and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct,

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

statements, acts, or omissions alleged, or that could have been alleged in the Action. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Norton or its stockholders; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiff, Norton or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Action, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Norton and its stockholders. Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Defendants have, therefore, determined that it is in the best interests of Norton for the Action to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.       INDEPENDENT DIRECTOR APPROVAL

Norton, acting through its independent, non-defendant directors, reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in the Stipulation of Settlement, is in the best interests of Norton. Only one of the individual defendants remains a member of the Company's Board of Directors, which approved this Settlement on behalf of the Company.

V.        TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Norton's website at

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

https://investor.nortonlifelock.com/resources/notice-of-settlement.com. The following is only a summary of its terms.

As consideration for the Settlement, Norton has agreed to ensure adherence to the corporate governance reforms set forth in Exhibit A to the Stipulation (the "Reforms"). The Reforms shall be maintained by Norton for a period of not less than four (4) years. Norton and the Individual Defendants acknowledge and agree that the Reforms confer substantial benefits upon Norton and its shareholders. Norton also acknowledges that the prosecution and settlement of the Action was a substantial and material factor in their agreement to adopt and/or maintain the Reforms.

The Reforms provide for:

Chief Compliance Officer:

•        The Company shall maintain designation of a current employee to serve as the Chief Compliance Officer ("CCO"). The CCO shall be charged with maintaining and, as necessary, developing compliance procedures.

•       The CCO shall also be responsible for annually assessing the adequacy of the Company's compliance procedures, and proposing enhancements thereto, as necessary. The CCO shall meet with the Company's independent registered public accounting firm on at least an annual basis and discuss any observations by the accounting firm of any compliance risks that may adversely affect the Company in a material way. At least one meeting between the CCO and the independent registered public accounting firm must be free from other senior-level management.

•        The Company agrees to adopt a formal policy with a specified cadence for reporting by the CCO into the Audit Committee, and Ethics and Compliance Steering Committee, on areas of key compliance risk for the Company. This policy shall require, among other things:

o	the CCO shall provide periodic reports to the Audit Committee and Ethics and Compliance Steering Committee summarizing areas of compliance risk for the Company, including any material compliance issues and/or risk exposures; and

o	in the event there is any material compliance issue, the Company shall develop a remediation plan for resolving such issue, and the CCO shall provide periodic updates to the Audit Committee and Ethics and Compliance Steering Committee regarding implementation of the remediation plan, and the status of such compliance issue.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Compliance Related to Government Contracts:

•	The Company will conduct an annual assessment of risk related to government contracting and False Claims Act ("FCA") compliance, evaluating both current legal requirements and current business practices.

•	The findings from the annual assessment will be reported in writing to the CCO annually. The CCO shall promptly provide any material findings to the Audit Committee and Ethics and Compliance Steering Committee. The CCO will determine whether any additional compliance training or other procedures, including retention of outside experts in FCA compliance, are needed to address evolving FCA risk.

•	If there is any evolving FCA compliance issue, the CCO shall consult with outside experts in FCA compliance, as needed, to develop a remediation plan for resolving such issue, and shall provide quarterly updates to the Audit Committee and Ethics and Compliance Steering Committee regarding implementation of the remediation plan, and the status of such FCA compliance issue

Audit Committee Charter:

•	The Audit Committee Charter will continue to include the following:

o	The Audit Committee shall, at all times, consist of independent directors as defined by applicable rules and requirements of NASDAQ;

o	The Audit Committee shall meet no fewer than four (4) times annually; and

o	The duties and responsibilities of the Audit Committee shall include Risk Management consisting of:

▪	Review and discuss with management, on a periodic basis, the Company's practices with respect to risk identification, assessment, monitoring, and risk management and mitigation, with an emphasis on significant business risks of the Company, including financial, privacy, operational, compliance, physical security, legal and other key business risks, except as to those risks for which oversight has been assigned to other committees of the Board or retained by the Board.

▪	Review and discuss with management on a periodic basis, the adequacy and effectiveness of the Company's cyber security and information security policies and practices, including the internal controls regarding cyber and information security.

▪	Review with management and members of internal audit the Company's business continuity and disaster preparedness planning.

▪	Review with management and members of internal audit any regulatory developments that could impact the Company's risk identification, assessment, monitoring, and risk management and mitigation.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Management Disclosure Committee:

The Company shall continue to maintain a Disclosure Committee with a formal charter that provides for the following:

•	The Disclosure Committee members shall consist of at least one member who is an attorney knowledgeable about the rules and regulations of the SEC and at least one member who is knowledgeable about Generally Accepted Accounting Principles and financial reporting.

•	The responsibilities of the Disclosure Committee shall be to:

o	identify, design and establish disclosure controls and procedures (which may include procedures currently being used by the Company) to enable the Company to collect information about the Company, assess the information in light of applicable disclosure requirements and make appropriate and timely disclosures;

o	evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of each fiscal quarter;

o	identify responsibilities for the preparation and review of the Company's periodic reports;

o	review the Company's periodic reports to be filed with the SEC;

o	report to the Senior Officers all relevant information with respect to the proceedings of the Committee, the preparation of the periodic reports, and the Committee's evaluation of the effectiveness of the Company's disclosure controls and procedures; and

o	each provide certifications to the Senior Officers prior to the filing with the SEC of each periodic report that such member:

▪	is familiar with his/her responsibilities as a member of the Committee;

▪	has performed all of his/her responsibilities as a member of the Committee, including the review of the periodic report and evaluation of the Company's disclosure controls and procedures;

▪	is not aware of any untrue statement of a material fact contained in the periodic report, or any omission of a material fact necessary to make a statement contained in the periodic report not misleading;

▪	believes the financial statements and other financial information contained in the periodic report fairly present in all material respects the financial condition, results of operations and cash flows of the Company for the periods presented in the periodic report;

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

▪	has disclosed any known significant deficiency or material weakness in the design or operation of the Company's internal control over financial reporting;

▪	has disclosed any changes in the Company's internal control over financial reporting occurring during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

▪	has disclosed any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

▪	such other matters requested by the Senior Officers.

Whistleblower Policy

•	The Company's Code of Conduct shall continue to expressly encourage employees and other interested parties to report possible violations of the Company's Code of Conduct, internal controls procedures, laws or regulations, or other potentially improper conduct. The Code of Conduct shall also continue to provide that retaliation of any kind against an employee for reporting possible misconduct is prohibited, and will result in immediate disciplinary action, up to and including termination.

•	The Company shall continue to maintain a publicly-available ethics hotline that is available to those who wish to ask questions about or report potential violations of the Code of Conduct, other policies, regulations or laws. Reports made on the hotline shall be investigated by the CCO under the supervision of the Audit Committee.

•	A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing and maintained for a period of not less than seven (7) years.

•	The Company shall, upon request, make available to its external auditor a log of the complaints received and investigation results in connection with each annual audit.

The Reforms are listed in Exhibit A to the Stipulation, which is available for viewing from the Court or on Norton's website at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

VI.       DISMISSAL AND RELEASES

The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) final approval of the Settlement by the Court following notice to Norton shareholders and the Settlement Hearing contemplated by the Stipulation; (ii) Court entry of the Judgment,

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

approving the Settlement and dismissing with prejudice the Action, without awarding costs to any Party, except as provided herein; and (iii) the passing of the date upon which the Judgment becomes Final (the "Effective Date").

Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons. However, nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff's Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. However, nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

VII.       PLAINTIFF'S ATTORNEYS' FEES AND EXPENSES

After negotiating the substantive terms of the Settlement, the Settling Parties discussed a fair and reasonable sum to be paid to Plaintiff's Counsel for their attorneys' fees and expenses. In recognition of the substantial benefits conferred upon Norton as a direct result of the Settlement, and subject to Court approval, Norton agreed to pay Plaintiff's Counsel the agreed-to amount of $450,000 (the "Fee and Expense Amount"). To date, Plaintiff's Counsel have neither received any payment for their services in conducting the Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Settling Parties believe that the sum agreed to is within the range of attorneys' fees and expenses approved by courts under similar circumstances in litigation of this type. Norton shareholders are not personally liable for the payment of any award of attorneys' fees and expenses.

Plaintiff's Counsel may apply to the Court for a service award of up to $2,000 for Plaintiff, only to be paid upon Court approval, and to be paid from the Fee and Expense Amount in recognition

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

of Plaintiff's participation and effort in the prosecution of the Action. Neither Norton nor any of the Individual Defendants shall be liable for any portion of any service awards.

VIII.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113, at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Judgment finally approving the Settlement, substantially in the form of Exhibit E attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims against the Released Persons; (iii) whether the agreed-to Fee and Expense Amount (and Plaintiff's service award to be paid out of the Fee and Expense Amount) should be approved; and (iv) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice to Current Shareholders.

IX.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys' fees and reimbursement of expenses should not be approved. Hearings before the judge overseeing this case are again being conducted in person. However, remote appearances are still permitted, and are offered with the assistance of a third-party service provider, CourtCall. If that remains the case at the time of the final fairness hearing, shareholders who wish to appear at the final fairness hearing remotely should contact Plaintiff's counsel to arrange an appearance through CourtCall, at least three days before the hearing if possible. Any CourtCall fees for an appearance by an objecting shareholder shall be paid by Plaintiff's Counsel.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

In addition, any Current Shareholder may file with the Court, at least fourteen (14) calendar days prior to the Settlement Hearing, a written notice of objection containing the following information:

1.	Your name, legal address, and telephone number;

2.        The case name and number (Iron Workers Mid-South Pension Fund v. Bennett, et al., 6 Case No. 1-13-CV-244718);

3.	Proof of being a Norton shareholder currently and as of December 16, 2021;

4.	The date(s) you acquired your Norton shares;

5.	A statement of each of each objection being made;

6.	Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.        Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

All written objections and supporting papers must be filed on or before  ___________________ , 2022,  with the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 and serve such materials by that date, to each of the following Settling Parties' counsel:

Counsel for Plaintiff:	Counsel for Defendants:

ROBBINS LLP	WILSON SONSINI
ASHLEY R. RIFKIN	GOODRICH & ROSATI, P.C.
5040 Shoreham Place	KATHERINE L. HENDERSON
San Diego, CA 92122	One Market Plaza, Suite 3300
Telephone: (619) 525-3990	San Francisco, CA 94105
Facsimile: (619) 525-3991	Telephone: (415) 947-2065
arifkin@robbinsllp.com	Facsimile: (650) 565-5100
khenderson@wsgr.com

Any Current Shareholder may appear and object at the Settlement Hearing without submitting a written objection.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Unless otherwise ordered by the Court, any Current Shareholder who does not make his, her, or its objection in the manner provided herein, whether by filing a written objection and/or appearing at the Settlement Hearing, shall be deemed to have waived such objection (including the right to appeal) and shall forever be barred and foreclosed, in this proceeding or in any other proceeding, from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Norton's website at https://investor.nortonlifelock.com/resources/notice-of-settlement.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113. Or you can call Robbins LLP, 5040 Shoreham Place, San Diego, California 92122, telephone: (619) 525-3990, for additional information concerning the Settlement.

PLEASE DO NOT CONTACT THE COURT OR NORTON REGARDING

THIS NOTICE.

DATED:

HONORABLE SUNIL R. KULKARNI
SUPERIOR COURT JUDGE

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

EXHIBIT D

ROBBINS LLP

BRIAN J. ROBBINS (#190264)

brobbins@robbinsllp.com

KEVIN A. SEELY (#199982)

kseely@robbinsllp.com

ASHLEY R. RIFKIN (#246602)

arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiff

[Additional Counsel on Signature Page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION FUND, Derivatively on Behalf of SYMANTEC CORPORATION,	) ) )	Case No. 1-13-CV-244718
Plaintiff, v.	) ) ) )	AMENDED SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION
STEPHEN M. BENNETT, et al.,	)
)
Defendants,	)	EXHIBIT D
-and-)
)
SYMANTEC CORPORATION, a Delaware	)
corporation,	)
)
Nominal Defendant.	)	Judge: Hon. Sunil R. Kulkarni
	)	Dept.: 1
Date Action Filed: April 16, 2013

AMENDED SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:	ALL OWNERS OF THE COMMON STOCK OF NORTONLIFELOCK INC., FORMERLY KNOWN AS SYMANTEC CORPORATION ("NORTON" OR THE "COMPANY") CURRENTLY AND AS OF DECEMBER 16, 2021 ("CURRENT SHAREHOLDERS"):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A NORTON SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT OR THE AMOUNT OF ATTORNEYS' FEES AND EXPENSES DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

PLEASE TAKE NOTICE that the parties to the above-captioned shareholder derivative action (the "Action"),1 have reached an agreement to settle derivative claims (the "Settlement") brought on behalf of and for the benefit of Norton.

The terms of the Settlement are set forth in a Amended Stipulation of Settlement dated April 14, 2022 (the "Stipulation"). This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Superior Court of the State of California, County of Santa Clara (the "Court"). A link to the text of the Stipulation and the full-length Notice of Pendency and Proposed Settlement of Shareholder Derivative Action may be found on the Investor Relations page of Norton's website at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

Under the terms of the Stipulation, as a part of the proposed Settlement, Norton will adopt and/or implement corporate governance reforms, which all parties agree confer substantial benefits upon Norton. Norton, acting through its independent, non-defendant directors, reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in the Stipulation, is in the best interests of Norton.

1 All capitalized terms herein have the same meanings as set forth Settling Parties' Amended Stipulation of Settlement dated April 14, 2022 (the "Stipulation"), which is available for viewing on the website of Norton at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

AMENDED SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Pursuant to the Stipulation, the parties have agreed that the Company shall pay Plaintiff's Counsel's attorneys' fees, costs, and expenses of $450,000, subject to Court approval. Plaintiff will receive a service award in an amount not to exceed $2,000 from the Fee and Expense Amount, also subject to approval of the Court.

A hearing will be held on _____________, 2022 at _____ _.m., before the Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 (the "Settlement Hearing"), at which the Court will determine whether to approve the Settlement.

Any Current Shareholder has a right, but is not required, to appear and to be heard at the Settlement Hearing, providing that he, she, or it is a shareholder of record or beneficial owner of Norton common stock and was a shareholder of record or beneficial owner of Norton common stock as of December 16, 2021. Any Current Shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder's own choosing and at such shareholder's own expense, or may appear on their own. Hearings before the judge overseeing this case are again being conducted in person. However, remote appearances are still permitted, and are offered with the assistance of a third-party service provider, CourtCall. If that remains the case at the time of the final fairness hearing, shareholders who wish to appear at the final fairness hearing remotely should contact Plaintiff's counsel to arrange an appearance through CourtCall, at least three days before the hearing if possible. Any CourtCall fees for an appearance by an objecting shareholder shall be paid by Plaintiff's Counsel.

In addition, any Current Shareholder may file with the Court a written notice of objection containing the following information:

1.	Your name, legal address, and telephone number;

2.       The case name and number (Iron Workers Mid-South Pension Fund v. Bennett, et al., 25 Case No. 1-13-CV-244718);

3.	Proof of being a Norton shareholder currently and as of December 16, 2021;

4.	The date(s) you acquired your Norton shares;

AMENDED SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

5.	A statement of each of each objection being made;

6.	Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.      Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

All written objections and supporting papers must be filed on or before___________, 2022, with the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 and served upon each of the following Settling Parties' counsel:

Counsel for Plaintiff:	Counsel for Defendants:

ROBBINS LLP	WILSON SONSINI
ASHLEY R. RIFKIN	GOODRICH & ROSATI, P.C.
5040 Shoreham Place	KATHERINE L. HENDERSON
San Diego, CA 92122	One Market Plaza, Suite 3300
Telephone: (619) 525-3990	San Francisco, CA 94105
Facsimile: (619) 525-3991	Telephone: (415) 947-2065
arifkin@robbinsllp.com	Facsimile: (650) 565-5100
khenderson@wsgr.com

Any Current Shareholder may appear and object at the Settlement Hearing without submitting a written objection.

Unless otherwise ordered by the Court, any Current Shareholder who does not make his, her, or its objection in the manner provided herein, whether by filing a written objection and/or appearing at the Settlement Hearing, shall be deemed to have waived such objection (including the right to appeal) and shall forever be barred and foreclosed, in this proceeding or in any other proceeding, from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

Inquiries may be made to Plaintiff's Counsel: Robbins LLP, 5040 Shoreham Place, San Diego, 26 California 92122, telephone: (619) 525-3990.

AMENDED SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

PLEASE DO NOT CONTACT THE COURT OR NORTON REGARDING THIS NOTICE

DATED:
HONORABLE SUNIL R. KULKARNI
SUPERIOR COURT JUDGE

AMENDED SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

EXHIBIT E

ROBBINS LLP

BRIAN J. ROBBINS (#190264)

brobbins@robbinsllp.com

KEVIN A. SEELY (#199982)

kseely@robbinsllp.com

ASHLEY R. RIFKIN (#246602)

arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiff

[Additional Counsel on Signature Page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION	)	Case No. 1-13-CV-244718
FUND, Derivatively on Behalf of	)
SYMANTEC CORPORATION,	)
	)	[PROPOSED] ORDER AND FINAL
Plaintiff,	)	JUDGMENT
v.	)
)
STEPHEN M. BENNETT, et al.,	)	EXHIBIT E
)
Defendants,	)
-and-)
)
SYMANTEC CORPORATION, a Delaware	)
corporation,	)
	)	Judge: Hon. Sunil R. Kulkarni
Nominal Defendant.	)	Dept.: 1
	)	Date Action Filed: April 16, 2013

[PROPOSED] ORDER AND FINAL JUDGMENT

This matter came before the Court for hearing on                           , 2022, to consider approval of the proposed settlement (the "Settlement") set forth in the Amended Stipulation of Settlement dated April 14, 2022, and the exhibits thereto (the "Stipulation"). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Good cause appearing therefore, the Court enters this Judgment.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.             This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein).

2.              This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties to the Action.

3.              The Court finds that the notice of the Settlement to Current Shareholders was made in accordance with the Preliminary Approval Order and provided the best notice practicable under the circumstances to all Persons entitled to such notice, and said notice fully satisfied the requirements of due process.

4.              The Court hereby approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to each of the Settling Parties, and further finds that the Settlement is in the best interests of Norton and its shareholders.

5.             The Action and all claims contained therein, as well as all of the Released Claims against Released Persons, are hereby ordered as fully, finally, and forever compromised, settled, released, discharged, and dismissed on the merits and with prejudice by virtue of the proceedings herein and this Judgment. The Settling Parties are to bear their own costs, except as otherwise provided below.

6.              Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

[PROPOSED] ORDER AND FINAL JUDGMENT

7.             Upon the Effective Date, the Releasing Parties shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons or any action or other proceeding against any of the Released Persons arising out of, relating to, or in connection with the Released Claims, the Action, or the filing, prosecution, defense, settlement, or resolution of the Action. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

8.             Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff's Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

9.             During the course of the litigation, all parties and their respective counsel at all times complied with the requirements of Section 128.7 of the California Code of Civil Procedure and all other similar laws and/or rules governing professional conduct.

10.           The Court hereby approves the sum of $                      for the payment of Plaintiff's Counsel's attorneys' fees and expenses in the Action (the "Fee and Expense Amount"), and finds that the Fee and Expense Amount is fair and reasonable. No other fees, costs, or expenses may be awarded to Plaintiff's Counsel in connection with the Settlement. The Fee and Expense Amount shall be distributed in accordance with the terms of the Stipulation.

11.           The Court hereby approves the service award of $             for Plaintiff, to be paid from Plaintiff's Counsel's Fee and Expense Amount in recognition of Plaintiff's participation and effort in the prosecution of the Action. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered, or used in any way by the Settling Parties or any other Person as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any civil, criminal, administrative, or other proceeding whatsoever, including before

[PROPOSED] ORDER AND FINAL JUDGMENT

any court, administrative agency, or other tribunal, whether civil, criminal, or administrative, other than to enforce the terms therein. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, including as provided below.

12.           The Released Persons may file the Stipulation and/or the Judgment, and file or reference acts performed or documents executed pursuant to or in furtherance of the Stipulation and/or the Judgment: (i) in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; (ii) in furtherance of the Settlement contemplated in the Stipulation; and (iii) in any action to enforce the Settlement.

13.           Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. If for any reason the Effective Date does not occur, or if the Stipulation is in any way canceled, terminated or fails to become Final in accordance with its terms, then: (a) all Settling Parties and Released Persons shall be restored to their respective positions in the Action as of December 16, 20212 (b)  all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (c) the Fee and Expense Amount paid to Plaintiff's Counsel shall be refunded and returned within fifteen (15) business days from receiving notice from Defendants' Counsel of written payment instructions and tax information; and (d) all negotiations, proceedings, documents prepared, and statements made in connection with the Settlement shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose.

[PROPOSED] ORDER AND FINAL JUDGMENT

14.           This Court hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

15.           This Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering the Judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to immediately enter this Judgment.

IT IS SO ORDERED.

DATED:
HONORABLE SUNIL R. KULKARNI SUPERIOR COURT JUDGE

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[PROPOSED] ORDER AND FINAL JUDGMENT